                                                                 Exhibit m(2)(p)

                                AMENDMENT NO. 15
                                       TO
                  AMENDED AND RESTATED MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                            (SECURITIZATION FEATURE)

      The Amended and Restated Master Distribution Plan (the "Plan"), dated as of August 18, 2003, pursuant to Rule 12b-1, is hereby amended, effective March 27, 2006, as follows:

      WHEREAS, the parties desire to amend the Plan to reflect the removal of AIM Aggressive Growth Fund, AIM Blue Chip Fund and AIM Weingarten Fund;

      NOW THEREFORE, Schedule A to the Plan is hereby deleted and replaced in its entirety with Schedule A attached hereto.

      All other terms and provisions of the Plan not amended hereby shall remain in full force and effect.

                                   "SCHEDULE A
                              AMENDED AND RESTATED
                            MASTER DISTRIBUTION PLAN
                                (CLASS B SHARES)
                          DISTRIBUTION AND SERVICE FEES

      The Fund shall pay the Distributor or the Assignee as full compensation for all services rendered and all facilities furnished under the Distribution Plan for the Class B Shares of each Portfolio designated below, a Distribution Fee and a Service Fee determined by applying the annual rate set forth below to the average daily net assets of the Class B Shares of the Portfolio. Average daily net assets shall be computed in a manner used for the determination of the offering price of Class B Shares of the Portfolio.

                                            MAXIMUM
                                             ASSET
      AIM EQUITY FUNDS                       BASED     MAXIMUM    MAXIMUM
      ----------------                       SALES     SERVICE   AGGREGATE
      PORTFOLIOS                            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Capital Development Fund            0.75%     0.25%      1.00%
      AIM Charter Fund                        0.75%     0.25%      1.00%
      AIM Constellation Fund                  0.75%     0.25%      1.00%
      AIM Diversified Dividend Fund           0.75%     0.25%      1.00%
      AIM Large Cap Basic Value Fund          0.75%     0.25%      1.00%
      AIM Large Cap Growth Fund               0.75%     0.25%      1.00%
      AIM Mid Cap Growth Fund                 0.75%     0.25%      1.00%
      AIM Select Basic Value Fund             0.75%     0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM FUNDS GROUP                        BASED     MAXIMUM    MAXIMUM
      ---------------                        SALES     SERVICE   AGGREGATE
      PORTFOLIOS                            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Basic Balanced Fund                0.75%      0.25%      1.00%
      AIM European Small Company Fund        0.75%      0.25%      1.00%
      AIM Global Value Fund                  0.75%      0.25%      1.00%
      AIM International Small Company Fund   0.75%      0.25%      1.00%
      AIM Mid Cap Basic Value Fund           0.75%      0.25%      1.00%
      AIM Premier Equity Fund                0.75%      0.25%      1.00%
      AIM Select Equity Fund                 0.75%      0.25%      1.00%
      AIM Small Cap Equity Fund              0.75%      0.25%      1.00%

                                                        MAXIMUM
                                                         ASSET
      AIM GROWTH SERIES                                  BASED    MAXIMUM     MAXIMUM
      -----------------                                  SALES    SERVICE    AGGREGATE
      PORTFOLIOS                                        CHARGE      FEE         FEE
                                                        ------      ---         ---
      AIM Basic Value Fund                              0.75%       0.25%      1.00%
      AIM Conservative Allocation Fund                  0.75%       0.25%      1.00%
      AIM Global Equity Fund                            0.75%       0.25%      1.00%
      AIM Growth Allocation Fund                        0.75%       0.25%      1.00%
      AIM Income Allocation Fund                        0.75%       0.25%      1.00%
      AIM International Allocation Fund                 0.75%       0.25%      1.00%
      AIM Mid Cap Core Equity Fund                      0.75%       0.25%      1.00%
      AIM Moderate Allocation Fund                      0.75%       0.25%      1.00%
      AIM Moderate Growth Allocation Fund               0.75%       0.25%      1.00%
      AIM Moderately Conservative Allocation Fund       0.75%       0.25%      1.00%
      AIM Small Cap Growth Fund                         0.75%       0.25%      1.00%

                                                        MAXIMUM
                                                         ASSET
      AIM INTERNATIONAL MUTUAL FUNDS                     BASED     MAXIMUM     MAXIMUM
      ------------------------------                     SALES     SERVICE    AGGREGATE
      PORTFOLIOS                                        CHARGE       FEE         FEE
                                                        ------       ---         ---
      AIM Asia Pacific Growth Fund                      0.75%       0.25%      1.00%
      AIM European Growth Fund                          0.75%       0.25%      1.00%
      AIM Global Aggressive Growth Fund                 0.75%       0.25%      1.00%
      AIM Global Growth Fund                            0.75%       0.25%      1.00%
      AIM International Core Equity Fund                0.75%       0.25%      1.00%
      AIM International Growth Fund                     0.75%       0.25%      1.00%

                                                        MAXIMUM
                                                         ASSET
      AIM INVESTMENT FUNDS                               BASED     MAXIMUM     MAXIMUM
      --------------------                               SALES     SERVICE    AGGREGATE
      PORTFOLIOS                                        CHARGE       FEE         FEE
                                                        ------       ---         ---
      AIM Developing Markets Fund                       0.75%       0.25%      1.00%
      AIM Global Health Care Fund                       0.75%       0.25%      1.00%
      AIM Trimark Fund                                  0.75%       0.25%      1.00%
      AIM Trimark Endeavor Fund                         0.75%       0.25%      1.00%
      AIM Trimark Small Companies Fund                  0.75%       0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM INVESTMENT SECURITIES FUNDS        BASED     MAXIMUM    MAXIMUM
      -------------------------------        SALES     SERVICE   AGGREGATE
      PORTFOLIOS                            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Global Real Estate Fund            0.75%      0.25%      1.00%
      AIM High Yield Fund                    0.75%      0.25%      1.00%
      AIM Income Fund                        0.75%      0.25%      1.00%
      AIM Intermediate Government Fund       0.75%      0.25%      1.00%
      AIM Money Market Fund                  0.75%      0.25%      1.00%
      AIM Municipal Bond Fund                0.75%      0.25%      1.00%
      AIM Real Estate Fund                   0.75%      0.25%      1.00%
      AIM Total Return Bond Fund             0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM SPECIAL OPPORTUNITIES FUNDS        BASED     MAXIMUM    MAXIMUM
      -------------------------------        SALES     SERVICE   AGGREGATE
      PORTFOLIOS                            CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Opportunities I Fund               0.75%      0.25%      1.00%
      AIM Opportunities II Fund              0.75%      0.25%      1.00%
      AIM Opportunities III Fund             0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
                                             BASED     MAXIMUM    MAXIMUM
                                             SALES     SERVICE   AGGREGATE
      AIM SUMMIT FUND                       CHARGE       FEE        FEE
      ---------------                       ------       ---        ---
      Class B Shares                         0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM TAX-EXEMPT FUNDS                   BASED     MAXIMUM    MAXIMUM
      --------------------                   SALES     SERVICE   AGGREGATE
      PORTFOLIO                             CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM High Income Municipal Fund         0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM COUNSELOR SERIES TRUST             BASED     MAXIMUM    MAXIMUM
      --------------------------             SALES     SERVICE   AGGREGATE
      PORTFOLIO                             CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Advantage Health
        Sciences Fund                        0.75%      0.25%      1.00%
      AIM Multi-Sector Fund                  0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM SECTOR FUNDS                       BASED     MAXIMUM    MAXIMUM
      ----------------                       SALES     SERVICE   AGGREGATE
      PORTFOLIO                             CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Energy Fund                        0.75%      0.25%      1.00%
      AIM Financial Services Fund            0.75%      0.25%      1.00%
      AIM Gold & Precious Metals Fund        0.75%      0.25%      1.00%
      AIM Leisure Fund                       0.75%      0.25%      1.00%
      AIM Technology Fund                    0.75%      0.25%      1.00%
      AIM Utilities Fund                     0.75%      0.25%      1.00%

                                            MAXIMUM
                                             ASSET
      AIM STOCK FUNDS                        BASED     MAXIMUM    MAXIMUM
      ---------------                        SALES     SERVICE   AGGREGATE
      PORTFOLIO                             CHARGE       FEE        FEE
                                            ------       ---        ---
      AIM Dynamics Fund                      0.75%      0.25%      1.00%
      AIM Small Company Growth Fund          0.75%      0.25%      1.00%"